HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN:

333-104356              Hartford Leaders Epic (Series I/IR)
333-105254              Hartford Leaders Epic Plus (Series I/IR)
333-105270              Hartford Leaders Epic Outlook (Series I/IR)
333-69475               Hartford Leaders Solution (Series I/IR)
                        Hartford Leaders Elite (Series I/IR)
333-70153               Hartford Leaders Access (Series I/IR)
333-68463               Hartford Leaders Edge (Series I/IR)
333-91927               Hartford Leaders Elite Plus (Series I/IR)
                        Hartford Leaders Solution Plus (Series I/IR)
333-40414               Hartford Leaders Outlook (Series I/IR)
                        Hartford Leaders Elite Outlook (Series I/IR)
                        Hartford Leaders Solution Outlook (Series I/IR)
                        Huntington Hartford Leaders Outlook (Series I/IR)
                        Classic Hartford Leaders Outlook (Series I/IR)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN:

333-104357              Hartford Leaders Epic (Series I/IR)
333-105256              Hartford Leaders Epic Plus (Series I/IR)
333-105272              Hartford Leaders Epic Outlook (Series I/IR)
333-76419               Hartford Leaders Solution (Series I/IR)
333-76425               Hartford Leaders Access (Series I/IR)
333-76423               Hartford Leaders Edge (Series I/IR)
333-91921               Hartford Leaders Solution Plus (Series I/IR)
333-40410               Hartford Leaders Elite Outlook (Series I/IR)
                        Hartford Leaders Solution Outlook (Series I/IR)
333-95785               Hartford Leaders Vision (Series I/IR)

                  PRODUCT INFORMATION NOTICE DATED MAY 1, 2009

                                                    [THE HARTFORD LOGO]

                       ANNUAL PRODUCT INFORMATION NOTICE
                               DATED MAY 1, 2009

This Annual Product Information Notice updates information regarding your variable annuity. Please keep this Notice for future reference.

FUND DATA

Effective May 1, 2009:

- Mutual Discovery Securities Fund is renamed to Mutual Global Discovery Securities Fund

DISTRIBUTION ARRANGEMENTS

For the fiscal year ended December 31, 2008, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $145.6 million (excluding indirect benefits received by offering HLS Funds as investment options), $7.9 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $55.8 million ((excluding corporate-sponsorship related perquisites) or approximately 0.06% based on average assets), respectively.

LEGAL MATTERS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

IMPORTANT FINANCIAL INFORMATION

We have included herein the financial statements for the Separate Account for the year ended December 31, 2008. The Company's ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. The Company's most recent financial statement information is available at www.hartfordinvestor.com or requests for copies can also be directed to The Hartford, P.O. Box 2999, Hartford, Connecticut 06104-2999.

MISCELLANEOUS

In Section 5.a: "Possibility of undetected abusive trading or market timing" is amended to include the following:

In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HV-7916